                                                                  EX-99.906.CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the Harding, Loevner Funds, Inc. on Form N-CSR for the period ending April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date:  June 17, 2003         /s/ David R. Loevner
       -----------------    --------------------------------------------------
                              David R. Loevner, President




         A signed original of this written statement required by Section 906 has been provided to Harding, Loevner Funds, Inc. and will be retained by Harding, Loevner Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                                                  EX-99.906.CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the Harding, Loeevner Funds, Inc. on Form N-CSR for the period ending April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date:  June 17, 2003       /s/ Richard Reiter
       ---------------     ----------------------------------------------------
                           Richard Reiter, Treasurer and Chief Financial Officer

         A signed original of this written statement required by Section 906 has been provided to Harding, Loevner Funds, Inc. and will be retained by Harding, Loevner Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.